Exhibit 10.12
SECURITIES PURCHASE AGREEMENT
     SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of March 8, 2007, is entered into by and among Santa Monica Media Corporation, a Delaware corporation, with headquarters located at 9229 Sunset Boulevard, Suite 505, Los Angeles, California 90069 (the “Company”), and Santa Monica Capital Partners, LLC, a Delaware limited liability company (“Buyer”).
     WHEREAS:
     A. The Company has filed a registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of units (the “Units”), each unit consisting of one share of the Company’s Common Stock (a “Share”) and one four year warrant (the “Warrants”) to purchase one Share at an exercise price of $6.00 per Share exercisable on the later of the Company’s completion of a business combination and one year from the date of the IPO.
     B. The Company and Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) and by Regulation D (“Regulation D”) promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”); and
     C. The Company issued an amended and restated promissory note (the “Promissory Note”) to Buyer for the principal amount of $305,000 at a rate of 5% per annum, as of March 8, 2007 (the “Loan”).
     D. Buyer desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, 38,125 Units (the “Company Units”) for an aggregate purchase price of Three Hundred Five Thousand Dollars ($305,000) (the “Buyer Purchase Price”).
     E. Buyer wishes to use the outstanding principal balance of the loan as payment for the Company Units and to forego the accrued interest on the loan upon the closing.
     NOW THEREFORE, the Company and Buyer hereby agree as follows:
     1. PURCHASE AND SALE OF UNITS.
          (a) Purchase of Units. On the Closing Date (as defined below), the Company shall issue and sell to Buyer and Buyer shall purchase from the Company 38,125 Company Units for the Buyer Purchase Price.
          (b) Payment. On the Closing Date (as defined below), (i) Buyer shall pay the Buyer Purchase Price for the Company Units with the outstanding principal balance of the loan of $305,000, and all accrued interest on the loan shall be forgiven, against delivery of the Company Units, and (ii) the Company shall deliver such Company Units to Buyer, against delivery of the Buyer Purchase Price.
          (c) Interest on Loan. The Buyer shall cancel the Promissory Note and forego all accrued interest thereon only upon the successful completion of the Qualified IPO (defined below).
          (d) Closing Date. Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Company Units pursuant to this Agreement (the “Closing Date”) shall be 12:00 noon, Pacific Time on the date (the “Closing Date”) that the Company enters into an underwriting agreement with the underwriters for the IPO with gross proceeds of at least $100,000,000 (a “Qualified IPO”). The closing of the transactions contemplated by this

Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties.
     2. BUYERS’ REPRESENTATIONS AND WARRANTIES.
          (a) Buyer represents and warrants to the Company as follows:
               (i) Buyer is purchasing the Company Units for its own account and for investment purposes and not with the view towards distribution;
               (ii) Buyer acknowledges that the Shares and Warrants included in the Company Units purchased, and the Shares issued upon exercise of the Warrants, will bear a legend in substantially the following form:
     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN OFFERED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AS AMENDED (THE “SECURITIES ACT”). ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE TRANSFERRED OTHER THAN PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.
               (iii) Buyer understands that the Company Units are being offered and sold to it in reliance on specific exemptions from the registration requirements of Federal and State securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties and agreement herein in order to determine the applicability of such exemptions and the suitability of Buyer to acquire the Company Units;
               (iv) Buyer acknowledges that, in making the decision to purchase the Company Units, Buyer had relied solely upon independent investigations made by it and materials provided by the Company and not upon any separate representations made by Company with respect to the Company or the Company Units;
               (v) Buyer acknowledges that Buyer has received and carefully reviewed such information and documentation relating to the Company, including the Registration Statement with respect to the IPO (the “Registration Statement”).
               (vi) Buyer has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and this offering and all such questions, if any, have been answered to the full satisfaction of Buyer.
               (vii) Buyer has such knowledge and expertise in financial and business matters that the undersigned is capable of evaluating the merits and risks involved in an investment in the Company Units.

               (viii) Buyer is an accredited investor as such term is defined in Rule 501 of Regulation D.
          (b) No Government Recommendation or Approval. Buyer understands that no Federal of State agency has passed on or made any recommendation or endorsement of the Company Units.
          (c) Status of Company Units. Buyer acknowledges that:
               (i) The Company Units, Shares and Warrants will be subject to a lock-up as referred to in the Registration Statement. Subject to certain limited exceptions, the Shares and Warrants are not transferable until the closing of the initial business combination, and are subject to the same voting restrictions and waiver of conversion rights as are applicable to the Shares currently held by the Company’s existing shareholders as described in the Registration Statement.
               (ii) In the event that the Company distributes to its public shareholders the amount in the trust account as described in the Registration Statement pursuant to the liquidation of the Company, Buyer will lose its entire investment as Buyer shall have no right to participate in such distribution.
     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Buyer that:
          (a) The execution, delivery and performance of this Agreement has been or will be duly and validly authorized by the Company and will be, a valid and binding agreement of the Company, enforceable in accordance with its respective terms, except to the extent that (i) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (ii) the enforceability hereof or thereof is subject to general principles of equity or (iii) the indemnification provisions hereof or thereof may be held to violate public policy. The securities to be issued pursuant to the transactions contemplated by this Agreement have been duly authorized and, when issued and paid for in accordance with (x) this Agreement and (y) the certificates/instruments representing such securities, will be valid and binding obligations of the Company, enforceable in accordance with their respective terms, except to the extent that (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (ii) the enforceability thereof is subject to general principles of equity, or (iii) the indemnification provisions hereof or thereof may be held to violate public policy. All corporate action required to be taken for the authorization, issuance and sale of the Company Units has been duly and validly taken by the Company.
          (b) As of the date hereof and as of the Closing Date, the information set forth in the Registration Statements and will be and is true and correct in all material respects as of the respective dates thereof.
          (c) The Shares being offered as part of the Company Units, as well as issuable upon exercise of the Warrants that form part of the Company Units, will be duly authorized and when issued and paid for in accordance with this Agreement and proper exercise of such Warrants, respectively, and the certificates/instruments representing such Common Stock, will be validly issued, fully-paid and non-assessable; such securities are not and will not be subject to the preemptive rights of any holder of any security of the Company.
          (d) The Company is organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which the character of its operations requires such qualification or licensing and where failure to so qualify would have a material adverse effect on the Company. The Company has all requisite power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (domestic and foreign) to conduct its business and the Company is doing business in material compliance with all such authorizations, approvals, orders, licenses, certificates and permits (“Approvals”) and all foreign, federal, state and local laws, rules and regulations concerning the business in which it is currently engaged and where the failure to have such Approvals would have a material adverse effect on the Company. The Company has all power and authority to enter into this Agreement, to carry out the provisions and conditions hereof, and all consents, authorizations, and approvals required in connection herewith have been obtained or will be obtained prior to any closing. No consent, authorization or order of, and no filing with, any court, government agency or other body is required by the Company for the issuance of the securities except for applicable federal and state securities laws.
     4. COVENANTS.
          (a) Best Efforts. The parties shall use their best efforts to satisfy timely each of the conditions described in Sections 6 and 7 of this Agreement.
          (b) Authorization and Reservation of Shares. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full exercise of the outstanding Warrants (the “Warrant Shares”).
          (c) Listing. The Company shall promptly secure the listing of the Shares, Warrants and Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and, so long as any Buyer owns any of the securities, shall maintain, so long as any of such securities shall be so listed, such listing of all Shares, Warrants and Warrant Shares.
     5. REGISTRATION RIGHTS. Buyer (and its assignees and transferees) shall be granted demand registrations pursuant to a Registration Rights Agreement reasonably acceptable to the Buyer and the Company.
     6. CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL. The obligation of the Company hereunder to issue and sell the Company Units to a Buyer at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:
          (a) Buyer shall have executed this Agreement and delivered the same to the Company.
          (b) Buyer shall have delivered the Buyer Purchase Price in accordance with Section 1(b) above.
          (c) The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.
          (d) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.
     7. CONDITIONS TO BUYER’S OBLIGATION TO PURCHASE. The obligation of Buyer hereunder to purchase the Company Units at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion:
          (a) The Company shall have executed this Agreement and delivered the same to the Buyer.
          (b) The Company shall have delivered to Buyer duly executed certificates for the Units (in such denominations as Buyer shall request) and Warrants in accordance with Section 1(b) above.
          (c) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.
          (d) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (e) No event shall have occurred which could reasonably be expected to have a material adverse effect on the Company.
          (f) The Company has executed an Underwriting Agreement with the underwriters for the IPO.
     8. GOVERNING LAW; MISCELLANEOUS.
          (a) Governing Law. THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN LOS ANGELES, CALIFORNIA WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY REGISTERED FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS AGREEMENT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING REASONABLE ATTORNEYS’ FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.
          (b) Counterparts; Signatures by Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.
          (c) Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.
          (d) Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

          (e) Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.
          (f) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:
If to the Company:
Santa Monica Media Corporation
9229 Sunset Boulevard, Suite 505,
Los Angeles, California 90069
Telephone: 310-276-0500
Facsimile: (310) 573-9761
Attn: David Marshall
With a copy to:
Troy & Gould
1801 Century Park East,
Los Angeles, CA 90067
Attention: David Ficksman
Telephone: 310 789-1290
Facsimile: 310 789-1490
If to Buyer:
Santa Monica Capital Partners LLC
9229 Sunset Boulevard, Suite 505,
Los Angeles, California 90069
Telephone: 310-276-0500
Facsimile: (310) 573-9761
Attn: David Marshall
Each party shall provide notice to the other party of any change in address.

          (g) Waiver of Claims; Indemnification. The Buyer hereby waives any and all rights to assert any present or future claims, including any right of rescission, against the Company, Citigroup Global Markets Inc. and Ladenburg Thalmann & Co. Inc. (the “Underwriters”) with respect to its purchase of the Company Units, and agrees to indemnify and hold the Company and the Underwriters in the IPO harmless from all losses, damages or expenses that relate to claims or proceedings brought against the Company, or such Underwriters by the Buyer of the Company Units or its transferees, assigns or any subsequent holder of the Company Units.
          (h) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns, provided, however, that Buyer shall not have the right to assign any of its rights hereunder to purchase Company Units to any other person.
          (i) Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person; provided that Section 8)g) is intended to benefit the Underwriters and shall be enforceable against the Buyer by any one of them.
          (j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
          (k) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
          (l) Further Agreement. Buyer agrees to enter into an agreement or execute a letter confirming the voting obligations and other restrictions pertaining to the Company Units upon request of the underwriters for the IPO.

     IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

SANTA MONICA MEDIA CORPORATION

By:	/s/ David Marshall

David Marshall Chief Executive Officer

BUYER:

SANTA MONICA CAPITAL PARTNERS, LLC

By Santa Monica Capital Corp., its Manager

By:	/s/ David Marshall

David Marshall, President